SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 21, 2005

ENVIRONMENTAL POWER CORPORATION

(Exact name of Company as specified in its charter)

Delaware	001-32393	75-3117389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Cate Street, Fourth Floor, Portsmouth, New Hampshire 03801

(Address of principal executive offices, including zip code)

(603) 431-1780

(Company’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

On June 21, 2005, Environmental Power Corporation (the “Company”) and its wholly owned subsidiary, Microgy, Inc. (“Microgy”) entered into an offer letter with Randall L. Hull (the “Offer Letter”) regarding Mr. Hull’s employment as President of Microgy. The Offer Letter, which is effective as of July 1, 2005, provides for the following principal terms:

•	An annual salary of $200,000;

•	The grant of an option to purchase 150,000 shares of the Company’s common stock vesting in two equal annual installments at an exercise price equal to the fair market value of the Company’s common stock on the date of grant, subject to shareholder approval of the Company’s proposed 2005 Equity Incentive Plan;

•	Eligibility to participate at the same level as other executives reporting directly to the chief executive officer of the Company in any bonus plan adopted by the Company from time to time and in which employees of Microgy are eligible to participate, subject to the terms of any such plan; and

•	Such medical, dental, retirement, vacation and other benefits as are made available from time to time to other similarly-situated employees of Microgy, as well as a car allowance comparable to that afforded to other senior executives of the Company.

The Offer Letter further provides that, notwithstanding the fact that Mr. Hull will be an employee-at-will, he will be entitled severance equal to six months of his then current base salary if he is terminated without cause, and severance equal to 12 months of his then current base salary if he is terminated without cause within six months of a change in control of Microgy or the Company.

ITEM 8.01. OTHER EVENTS

On June 21, 2005, the Company announced that Microgy had hired Randall L. Hull to serve as its President effective July 1, 2005 to replace Donald A. Livingston, who resigned as President of Microgy effective as of the close of business on June 30, 2005. The Company noted in the press release that Mr. Livingston will continue to serve as Executive Vice President of the Company, as well as a member of the Company’s Board of Directors. A copy of the press release issued in connection with this announcement is filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. Further information with respect to the terms of Mr. Hull’s employment with Microgy is included under Item 1.01 of this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

99.1	Press Release dated June 21, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIRONMENTAL POWER CORPORATION

By:	/s/ R. Jeffrey Macartney
R. Jeffrey Macartney
Chief Financial Officer

Dated: June 23, 2005